Supplement to the
Fidelity® Emerging Markets Multifactor ETF
March 1, 2023
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.25% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.25%
AAdjusted to reflect current fees.

1 year	$26
3 years	$80
5 years	$141
10 years	$318

EMK-SUSTK-1123-101 1.9900935.101	November 10, 2023